UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 31, 2015
 __________________________
GATX Corporation
(Exact name of registrant as specified in its charter)
 __________________________

New York	1-2328	36-1124040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
222 West Adams Street
Chicago, Illinois 60606-5314
(Address of principal executive offices, including zip code)
(312) 621-6200
(Registrant’s telephone number, including area code)
 __________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or By-Laws

Effective July 31, 2015, the Board of Directors (the “Board”) of GATX Corporation (the “Company”) amended and restated the Company’s Amended and Restated By-Laws (the “By-Laws”), effective immediately. The By-Laws include the following amendments:

Article I, Section 3 of the By-Laws has been amended to clarify that business conducted at special meetings is limited to the purposes stated in the notice provided. Additionally, the amendments clarify that the chairman of a special meeting may postpone, reschedule or cancel any previously scheduled special meeting.

Article I, Section 5 of the By-Laws has been amended to clarify that the chairman of the meeting may adjourn the meeting from time to time, whether or not a quorum is present at such meeting.

Article I, Section 11 of the By-Laws has been amended to update the advance notice and related procedural and disclosure requirements by which a shareholder may propose business and nominations in connection with an annual or special meeting of shareholders (the “Proposing Person”). The amendments require that the Proposing Person provide information, including the Proposing Person’s ownership of securities in the Company (including ownership of derivative securities) and certain material legal proceedings, relationships, contracts and agreements. Additionally, the By-Laws require the Proposing Person to provide information regarding any candidate whom the Proposing Person proposes to nominate for election as a director, including all information with respect to such nominee that would be required to be set forth in a shareholder’s notice if such nominee were a Proposing Person. The amendments also require the Proposing Person to provide information regarding any business other than nominations for elections. In addition, the Proposing Person must update or supplement its notice, if necessary, prior to the shareholders meeting, and the Proposing Person (or a qualified representative) must appear at such meeting in order for such candidate to be elected or such business to be conducted.

Article I, Section 12 has been added to the By-Laws to provide additional requirements for the valid nomination and election of a candidate for director. The new section requires that a candidate provide (i) certain background information and (ii) representations regarding disclosure of voting and compensation arrangements and compliance with the Company’s policies and guidelines. Additionally, a candidate for director must update or supplement the information provided, if necessary, prior to the stockholder meeting.

The By-Laws also include certain technical, conforming, modernizing and clarifying changes. The foregoing description is qualified in its entirety by the By-Laws which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

3.1	Amended and Restated By-Laws of GATX Corporation (as amended through July 31, 2015)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATX CORPORATION
(Registrant)

/S/ Deborah A. Golden
Deborah A. Golden
Executive Vice President, General Counsel and Corporate Secretary
August 5, 2015

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
3.1	Amended and Restated By-Laws of GATX Corporation (as amended through July 31, 2015)	Filed Electronically